WAIVER, CONSENT AND SEVENTH AMENDMENT

to

$250,000,000 REVOLVING CREDIT FACILITY

CREDIT AGREEMENT

by and among

CHURCHILL DOWNS INCORPORATED, as the Borrower,

and

THE GUARANTORS PARTY HERETO

and

THE BANKS PARTY HERETO

and

PNC BANK, NATIONAL ASSOCIATION, As Agent,

and

CIBC OPPENHEIMER CORP., As Syndication Agent,

and

BANK ONE, KENTUCKY, N.A., As Documentation Agent

Effective as of June 30, 2002

49

        THIS WAIVER, CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (the “Seventh Amendment”) effective as of June 30, 2002, by and among CHURCHILL DOWNS INCORPORATED, as the Borrower (the “Borrower”), the GUARANTORS party to the Credit Agreement (as hereinafter defined), the BANKS party to the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, as the Agent (the “Agent”), and CIBC OPPENHEIMER CORP., as Syndication Agent and BANK ONE, KENTUCKY, N.A., as Documentation Agent.

        WHEREAS, reference is made to the Credit Agreement dated April 23, 1999 as amended prior to the date hereof (the “Credit Agreement”) described above;

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement;

        WHEREAS, the Borrower is undertaking certain renovations and improvements at the Borrower’s Churchill Downs facility located at 700 Central Avenue in the City of Louisville, Kentucky (the “Churchill Property”) pursuant to the Master Plan (as defined below);

        WHEREAS, the Borrower has requested that certain capital expenditures made by the Borrower pursuant to the Master Plan be excluded from the definition of Fixed Charges;

         WHEREAS, the Agent and the Required Banks have agreed to so amend the Credit Agreement as more fully set forth herein; and

        WHEREAS, the Borrower is contemplating entering into a series of transactions with the City of Louisville, Kentucky or Greater Louisville (the “City”) and a Guarantor, Churchill Downs Investment Company (“CDIC”), wherein the following would occur:

                 (a) the Borrower would transfer the real property and certain tangible personal property comprising the Churchill Property pursuant to a deed (the "Deed") and bill of sale (the "Bill of Sale") to the City (the "Property Transfer"), which Property Transfer shall be subject to that certain Open-End Mortgage, Security Agreement and Fixture Filing dated as of April 23, 1999 made by the Borrower in favor of PNC Bank, National Association, as Agent for the Banks party to the Credit Agreement (the "Existing Mortgage");

        (b) the City would assist in the financing of certain renovations at the Churchill Property pursuant to the Master Plan (as defined below) (the “Renovations”) through the issuance of that certain Taxable Industrial Building Revenue Bond (Churchill Downs Incorporated Project), in the principal amount of $250,000,000 or some lesser amount (the “Bond”) and pursuant to a Loan Agreement by and among the City, CDIC and the Borrower (the “Loan Agreement”);

        (c) the City would sell the Bond to CDIC in exchange for cash consideration or for a promissory note made by CDIC in favor of the City in a principal amount equal to the principal amount of the Bond (the “Note”) or some combination thereof, which cash consideration or Note the City would transfer or assign to the Borrower; and

50

        (d) the City would lease the Churchill Property to the Borrower pursuant to that certain Lease Agreement by and between the City and the Borrower (the “Lease”) (the transactions set forth in items (a) through (d) are collectively referred to herein as the “IRB Transaction” and the documents listed in items (a) through (d) are collectively referred to herein as the “IRB Transaction Documents”); and

        WHEREAS, the Borrower and the other Loan Parties have requested that the Agent and the Required Banks consent to the matters described in these recitals, and upon satisfaction of the conditions and subject to the terms of this Seventh Amendment, the Agent and the Required Banks have agreed to so consent as more fully set forth herein.

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

        1.         Incorporation by Reference.

                The recitals and all defined terms set forth therein are hereby incorporated herein by reference in their entirety.

         2.         Amendments of Credit Agreement.

                 A.        The definition of Fixed Charges set forth in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

                         "Fixed Charges shall mean for any period of determination, the sum of interest expense, income taxes, scheduled principal installments on Indebtedness with maturities greater than one year (as adjusted for prepayments), dividend payments, scheduled payments under capital leases and non-financed capital expenditures (excluding any non-financed capital expenditures made pursuant to the Master Plan in an amount not to exceed $27,000,000 over any four fiscal quarter period) for such period."

                 B.        A new defined term is hereby added to Section 1.1 of the Credit Agreement as follows:

                         "Master Plan shall mean those certain plans, specifications and cost summaries of the Borrower which provide for the renovation and improvements of certain portions of the Churchill Property, including, without limitation, the renovation of the grandstands and the Jockey Club, the addition of approximately 66 new corporate suites, the installation of certain new elevators, a mechanical system upgrade, and the addition of new space for catered functions.”

51

        C.         Exhibit 7.3.3 [Quarterly Compliance Certificate] to the Credit Agreement is hereby deleted in its entirety and amended and restated in the form of Exhibit A attached to this Seventh Amendment.

         3.         Waivers and Consents.

                A.         Waiver and Consent to Property Transfer, Etc. under the Credit Agreement.

                          Subject to the terms and conditions of this Seventh Amendment, upon request of the Borrower, the Agent and the Required Banks hereby (i) agree that the Agent is authorized to consent to the IRB Transaction, the Property Transfer, the purchase of the Bond, the issuance of the Note, the execution and delivery of the Lease, and the execution and delivery of the Loan Agreement, and (ii) waive any application of Sections 7.2.1, 7.2.4, and 7.2.6 of the Credit Agreement to such IRB Transaction, Property Transfer, purchase of the Bond, the issuance of the Note, the execution and delivery of the Lease, and the execution and delivery of the Loan Agreement, provided that such Churchill Property shall continue to be subject to the Existing Mortgage.

                 B.        Consent to Property Transfer, Etc. under the Existing Mortgage.

                         Subject to the terms and conditions of this Seventh Amendment, upon request of the Borrower, the Agent, as Mortgagee under the Existing Mortgage, hereby agrees to consent to the Property Transfer and the execution and delivery of the Lease, provided that such Churchill Property shall continue to be subject to the Existing Mortgage.

                C.         Consent to Renovations under the Existing Mortgage.

                         Subject to the terms and conditions of this Seventh Amendment, the Agent, as Mortgagee under the Existing Mortgage, and the Required Banks hereby consent to the Renovations in accordance with the Master Plan.

        4.          Warranties.

                 The Loan Parties, jointly and severally, represent and warrant as follows:

                A.         Delivery of Master Plan.

                         The Borrower has delivered to the Agent a true, correct and complete copy of the current draft of the Master Plan (as defined in the Credit Agreement, as modified by this Seventh Amendment).

52

                B.         Recitals.

                         The recitals hereto are true and correct in all material respects.

                C.          Incorporation into Credit Agreement.

                         The representations and warranties in this Section 4 are incorporated in Section 5 of the Credit Agreement and any breach of such representations or warranties is a breach under Section 5 of the Credit Agreement.

                D.         Other Warranties Under the Credit Agreement.

                         The other representations and warranties of Loan Parties contained in the Credit Agreement, after giving effect to the amendments thereto on the date hereof, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement, as amended by this Seventh Amendment.

                E.         No Event of Default.

                         No event has occurred and is continuing and no condition exists or will exist after giving effect to this Seventh Amendment and the transactions contemplated herein which constitutes an Event of Default or Potential Default.

         5.         Conditions to Effectiveness.

                This Seventh Amendment shall become effective provided that each of the following conditions is satisfied as of the date set forth in such condition:

                 A.        Representations and Warranties.

                        Each of the representations and warranties of the Loan Parties under Section 4 thereof shall be true and correct on the Seventh Amendment Effective Date, as that term is defined herein.

                B.         Execution by Required Banks, Agent and Loan Parties.

                         On or before the Seventh Amendment Effective Date, this Seventh Amendment shall have been executed by the Required Banks, the Agent and the Loan Parties.

53

                C.         Deliveries.

                        On or before the Seventh Amendment Effective Date, the Borrower shall have delivered to the Agent an opinion of the Borrower's counsel as to the due authorization and enforceability of this Seventh Amendment.

        6.          Conditions Relating to the IRB Transaction.

                        Upon satisfaction of the following conditions, the Agent is authorized to consent to the transactions contemplated by the IRB Transaction and waive the Credit Agreement provisions applicable thereto as set forth in Section 3 of this Seventh Amendment: (i) the Borrower shall have delivered to the Agent true, correct and complete executed copies of the Lease, the Bond, the Loan Agreement, the Note (if applicable), the Deed and the Bill of Sale, and any documents relating thereto, each in form and substance satisfactory to the Agent, (ii) the Borrower shall have executed and delivered to the Agent for the benefit of the Banks a leasehold mortgage in form and substance satisfactory to the Agent granting to the Agent, for the benefit of the Banks, a first lien on the Borrower’s leasehold interest in the Churchill Property, (iii) if applicable, the Borrower shall have executed and delivered to the Agent for the benefit of the Banks a pledge of the Note in form and substance satisfactory to the Agent, (iv) CDIC shall have executed and delivered to the Agent for the benefit of the Banks a pledge of the Bond in form and substance satisfactory to the Agent, (v) the Borrower shall have delivered to the Agent appropriate title bringdowns and endorsements in form and substance satisfactory to the Agent to establish the continuing first priority lien of the Existing Mortgage in favor of the Agent, (vi) the Borrower shall have delivered to the Agent opinions of the Borrower’s counsel addressing such matters as the Agent specifies relating to the transactions contemplated by this Seventh Amendment in form and substance satisfactory to the Agent, and (vii) the Borrower shall have advised the Agent that, when taken as a whole, the IRB Transaction will be neutral as to its impact upon the operating statement and balance sheet of the Borrower and its Subsidiaries on a consolidated basis; provided, however, that from and after the date of the Agent’s granting of such consent and waiver pursuant to this Seventh Amendment, such consent and waiver shall be deemed to be effective as of the date(s) on which the IRB Transaction Documents become effective.

         7.         References to Credit Agreement, Loan Documents.

                Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

54

        8.          Force and Effect.

                Each Loan Party reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Seventh Amendment and each Loan Party confirms that all such documents have remained in full force and effect since the date of their execution.

        9.          Governing Law.

                This Seventh Amendment shall be deemed to be a contract under the laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

        10.          Counterparts; Effective Date.

This Seventh Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Seventh Amendment shall become effective when it has been executed by the Agent, the Loan Parties and the Required Banks and each of the other conditions set forth in Section 5 of this Seventh Amendment has been satisfied (the "Seventh Amendment Effective Date").

[SIGNATURE PAGES TO FOLLOW]

55

[SIGNATURE PAGE 1 OF 5 TO SEVENTH AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Seventh Amendment as of the day and year above written.

BORROWER:

CHURCHILL DOWNS INCORPORATED

By:
Title:

GUARANTORS:

CHURCHILL DOWNS MANAGEMENT COMPANY

By:
Title:

CHURCHILL DOWNS INVESTMENT COMPANY

By:
Title:

RACING CORPORATION OF AMERICA

By:
Title:

ELLIS PARK RACE COURSE, INC.

By:
Title:

56

[SIGNATURE PAGE 2 OF 5 TO SEVENTH AMENDMENT]

CALDER RACE COURSE

By:
Title:

TROPICAL PARK, INC.

By:
Title:

CHURCHILL DOWNS CALIFORNIA COMPANY

By:
Title:

CHURCHILL DOWNS CALIFORNIA FALL OPERATING COMPANY

By:
Title:

CHURCHILL DOWNS CALIFORNIA FOOD SERVICES COMPANY

By:
Title:

57

[SIGNATURE PAGE 3 OF 5 TO SEVENTH AMENDMENT]

ARLINGTON PARK RACECOURSE, LLC

By:
Title:

ARLINGTON MANAGEMENT SERVICES, LLC

By:
Title:

ARLINGTON OTB CORP.

By:
Title:

QUAD CITY DOWNS, INC.

By:
Title:

CDIP, LLC

By:
Title:

CDIP HOLDINGS, LLC

By:
Title:

58

[SIGNATURE PAGE 4 OF 5 TO SEVENTH AMENDMENT]

BANKS AND AGENT

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Title:

BANK ONE, KENTUCKY, N.A.

By:
Title:

CIBC INC.

By:
Title:

COMERICA BANK

By:
Title:

FIFTH THIRD BANK

By:
Title:

59

[SIGNATURE PAGE 5 OF 5 TO SEVENTH AMENDMENT]

NATIONAL CITY BANK OF KENTUCKY

By:
Title:

FIRSTAR BANK, N.A.

By:
Title:

BANK OF LOUISVILLE

By:
Title:

FIFTH THIRD BANK INDIANA

By:
Title:

WELLS FARGO BANK

By:
Title:

60